Exhibit 10.19.1

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SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

The parties hereby agree to settle and resolve their respective claims in the Arbitration Genpharm Inc. v Par Pharmaceutical Companies, Inc., AAA Case No. 50 180 T 00007 06. By this Settlement Agreement, the parties intend to amend the Par 40 Agreement (including the Par 8 Agreement) and the Par 11 Agreement (collectively, the "Agreements") to implement the settlement terms provided herein which the parties will further memorialize in a Restatement of the Agreements consistent with terms of this Settlement Agreement. Terms used herein which are defined in the Agreement (or any of them) and not otherwise defined in this Settlement Agreement shall have the same meaning herein as in the applicable Agreement(s):

1.	Terminated Products

(a)	The Agreements are terminated by mutual consent with respect to the Products identified in Schedule "A" attached (collectively referred to as the "Terminated Products");

(b)
From and after July 1, 2006, there will be no sharing of negative Gross Profits earned or incurred by Par with respect to any Terminated Products; i.e. negative Gross Profits earned or incurred by Par in relation to any one or more of the Terminated Products will not be offset against positive Gross Profits earned by Par on and after July 1, 2006 in relation to any other Product or Products (whether another Terminated Product or otherwise);

(c)
All outstanding purchase orders issued by Par to Genpharm for undelivered Terminated Products are cancelled without any liability of either party to the other arising from such cancellation. Par shall have the right to return to Genpharm within 20 days of the date hereof, at Genpharm's cost and without payment by Par of the outstanding invoice related thereto, the following shipments of Terminated Products received by Par:

***

(d)
To simplify and finalize the relationship of the parties with respect to the Terminated Products, it is agreed that notwithstanding that the potential losses of the parties may not be equal and that each party may be able to mitigate/recover some of the losses it would otherwise incur through the sale of its existing inventory of Products or otherwise, each party will be free to dispose of its inventory of Terminated Products and raw materials related thereto without accounting or reporting to the other any revenue it receives therefrom and shall be solely responsible for all costs, expenses and losses which it incurs in relation to the sale or other disposition or utilization of such inventory or materials and that neither party shall have the right to recover from the other any part of the losses or expenses which it incurs from the sale of its inventory of Terminated Products or from the return of any Terminated Product sold by Par on or after July 1, 2006 or otherwise;

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(e)
The parties acknowledge that the reporting and sharing of Gross Profits with respect to those Terminated Products identified with an asterisk on Schedule “D” hereto (the "Cash Products") has been calculated on the cash basis without reserves or accruals for anticipated deductions to be made in calculating Net Sales and that the Gross Profits for the balance of the Terminated Products which Par has sold in the Territory (the "Accrual Products") have been calculated on an accrual basis accruing reserves for estimates of such deductions. Par represents and warrants that Schedule “D” hereto sets forth:

(i)
with respect to each Cash Product, Par's reasonable good faith estimate (consistent with the accruals claimed by Par in the financial statements prepared and reported by Par) of the unaccrued but anticipated deductions to be made in calculating Net Sales in relation to the Cash Products which have not been taken or recognized in previously reporting Gross Profits for such Terminated Product to Genpharm for calendar quarters ended on or prior to June 30, 2006;

(ii)	with respect to each Accrual Product, the outstanding reserve claimed by Par in calculating the Net Sales of such Terminated Product for the calendar quarter ended June 30, 2006.

The parties agree that Par shall be entitled to recover from Genpharm Genpharm's share (based on its sharing percentage under the applicable Agreement) of permitted deductions from sales (as contemplated in the definition "Net Sales") actually incurred by Par after June 30, 2006 with respect to sales of the Terminated Products by Par prior to July 1, 2006 and shall account to Genpharm for a true-up of reserves previously taken by Par with respect to Accrual Products, it being the intention of the parties that, subject to the limitation set forth below, Par recognize, recover and true-up actual Net Sales with respect to Terminated Products sold prior to July 1, 2006; provided that the aggregate amount of such deductions hereafter taken by Par with respect to previous sales of the Terminated Products, net of credits arising out of the reversal of accruals in relation to the Accrual Products, shall not exceed the positive Gross Profits reported by Par for the June 30, 2006 calendar quarter so that the net amount which Par may claim from Genpharm will not exceed ***.

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Par shall report to Genpharm quarterly, at the same time as Par reports to Genpharm on a quarterly basis under the applicable Agreement with respect to deductions hereafter taken from Net Sales of the Terminated Products and, to the extent Par is entitled to be paid an amount by Genpharm pursuant to the foregoing, it shall be entitled to deduct such amount from the Gross Profits otherwise payable to Genpharm in respect of a calendar quarter under the applicable Agreement provided that Par shall provide its report to Genpharm prior to making any such deduction and shall notify Genpharm in writing of the amount that it is deducting from any such payment pursuant thereto. Genpharm will have the right to audit Par's and its Affiliates' books and records to verify and confirm the claims made and adjustments which should have been made by Par pursuant to this Paragraph (e) and the audit provisions contained in the Agreements (as amended hereby) shall apply thereto.

(f)
Genpharm (and its Affiliates) will possess the exclusive right to the Product Information for each Terminated Product, will have the exclusive right to manufacture, promote, market, sell and distribute such Terminated Products (and to licence Third Parties to do so) and will have the right to manufacture, promote, market, sell and distribute any Competing Products thereto, in the Territory or elsewhere, without accounting for, or sharing with Par any profits or revenue from such Terminated Product or Competing Product;

(g)
Par will be free to manufacture, promote, market and sell a Competing Product (in relation to a Terminated Product) in the Territory or elsewhere without accounting for, or sharing with Genpharm any profit or revenue from such Competing Product, provided that the Competing Product does not use, incorporate or rely on the Product Information or Genpharm's Confidential Information;

(h)
Par shall promptly transfer the ANDA for the Product *** tablets to Genpharm and shall execute and deliver all directions and authorizations to the FDA to do so and shall deliver to Genpharm a complete copy of the ANDA including all supplements and records required to be kept applicable to *** (to the extent not already in the possession of Genpharm) and Par's validation reports related thereto to enable Genpharm to tech-transfer the manufacture of such products to its own facilities or to those of a third party selected by it. Par shall reasonably cooperate with Genpharm and shall, at the request of Genpharm, provide reasonable advice and assistance in connection with regulatory filings allowing Genpharm to manufacture such Terminated Products.

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2.	Continuing Product

Other than Terminated Product and Future Product (as defined below), Par will remain the exclusive distributor of the remaining Products (collectively, the "Continuing Products" which, for purposes of clarification are identified on Schedule "C" hereto), subject to the terms of the applicable Agreement (as amended hereby).

3.	Future Products

(a)
Par will be the semi-exclusive distributor of those Products identified on Schedule "'B" annexed hereto (collectively the "Future Products"), under the terms of the applicable Agreement (as amended hereby) and, with respect to which:

(i)	Par will continue to be obligated to report and share Gross Profits with Genpharm in accordance with the applicable Agreement;

(ii)
Genpharm (or its Affiliate) will be permitted to manufacture, sell, promote, market, sell and distribute each Future Product (or any Competing Product thereto) in the Territory, (or elsewhere) without any obligation to report or share any revenue or profits earned therefrom to or with Par.

(b)	With respect to each Future Product (other than ***):

(i)	Genpharm will, at least 12 months prior to the anticipated launch of such Future Product (as reasonably estimated by Genpharm) give to Par an initial notice of:

(A) its estimated Transfer Price;

(B) the estimated launch date of each strength of such Future Product (which may or may not be the same date for each strength);

(C) the proposed packaging configurations for each such strength;

Par will have 30 days within which to notify Genpharm in writing whether it is electing to terminate the applicable Agreement with respect to such Future Product. If the proposed launch date precedes the expiry of any patents applicable to such Future Product Genpharm shall consult with Par prior to delivering the notice of its estimated launch date. In this regard, the parties shall, within 10 days of a request therefor by Genpharm, meet (in person or telephonically) and shall in good faith discuss all matters reasonably relevant to the selection of the estimated launch date including the patent strategy being utilized by Genpharm in relation to such unexpired patents (subject to Par entering into a joint defence and confidentiality agreement reasonably acceptable to Genpharm). Such scheduled meeting shall occur reasonably in advance of the date by which the initial notice must be delivered, each such estimate and proposal to be made in good faith and based upon reasonable documentation in support thereof (where applicable).

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(ii)
Genpharm will provide a subsequent notice of its actual Transfer Price at least 6 months prior to the anticipated launch of such Future Product (which actual Transfer Price shall apply to Par's Launch Quantities [as defined below] as well as to the Future Product supplied by Genpharm to Par during the first 12 month period following receipt of the Product Approval for such Future Product provided that Genpharm may increase the Transfer Price of such Product from time to time after the 3rd month of such 12 month period, but only to reflect (1) aggregate increases over the Transfer Price at launch of *** in the cost to Genpharm [or its Affiliate] to manufacture or acquire such Future Product (excluding increases in Genpharm or its Affiliate's labour or overhead costs) and/or (2) applicable foreign currency fluctuations, in which event Par may by written notice (to be given within 30 days of the receipt of notice of the actual Transfer Price):

(A) terminate the applicable Agreement with respect to such Future Product if the actual Transfer Price is *** initial estimated Transfer Price and in such event the Initial Forecast (as defined below) and all purchase orders delivered by Par pursuant thereto will be cancelled without any liability of Par arising out of such cancellation;

(B) revoke any prior notice of termination delivered by Par with respect to such Future Product (and reinstate the applicable Agreement with respect to such Future Product) if the actual Transfer Price is ***.

(iii)
If the initial estimated Transfer Price is *** than the actual Transfer Price with respect to a Future Product in respect of which Par has previously elected to terminate the Agreement, Par may request to audit the actual Transfer Price to confirm same. If the audit determines that the initial estimated Transfer Price is *** than the actual Transfer Price Par will have the right to revoke its prior termination and to reinstate the Agreement with respect to such Future Product.

(iv)
if Par terminates the applicable Agreement with respect to a Future Product pursuant to (i) or (ii)(A) above, Par will not be responsible for Development Costs and Legal Expenses thereafter incurred, unless it revokes such termination as contemplated above. However, Par will continue to be responsible for the Development Costs and Legal Expenses incurred prior to the date of termination to the extent it would otherwise be liable herefor under the applicable Agreement and, provided Par is not otherwise in breach of the applicable Agreement, Par will not be subject to a non-compete with respect to such terminated Future Product as a result of its exercise of its right to terminate the applicable Agreement pursuant to this Paragraph (b) or Paragraph (c) below. If Par does not so terminate the applicable Agreement with respect to such Future Product, Par will, subject to Paragraph (c) below, be obligated to Launch and promote; market and distribute such Future Product in accordance with the applicable Agreement.

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(v)
If Genpharm (i) has delivered a good faith estimate of the Transfer Price, the launch date and the proposed packaging configurations contemplated in (b)(i) above, and (ii) has determined (acting reasonably and in good faith) that it must place an order for the API in preparation of the Launch of such Future Product, then Genpharm may make a written demand for an initial forecast (an "Initial Forecast") to initiate the Launch of such Future Product by Par. Par has 30 days to deliver such Initial Forecast, which forecast will, subject to (ii) above and to extent accepted by Genpharm as contemplated below, represent a binding commitment of Par to purchase the quantities of such Future Product contemplated therein (the "Launch Quantities").

(vi)
If Par fails to deliver the Initial Forecast with respect to the Future Product within 30 days, Genpharm may give priority to its own requirements and those of its Affiliates for the such Future Product (and is only obligated to use only commercially reasonable efforts to supply Par with its Launch Quantity of such Future Product after satisfaction of its and its Affiliate own requirements for same).

(vii)
If Par fails to deliver the Initial Forecast within 60 days, Genpharm may, at any time prior to receipt of an Initial Forecast, terminate the Agreement with respect to such Future Product on written notice to Par (in which event Genpharm shall also be free to licence any third party to sell and distribute such Future Product in the Territory).

(c)
Genpharm may terminate the applicable Agreement with respect to a Future Product if Par fails to launch such Future Product within 45 days of (A) notice from Genpharm that the Launch Quantities (or such lesser amount as Par shall accept) of Future Product is available for pick-up at its or its Affiliate's facility (if Genpharm or its Affiliate is the manufacturer), (B) receipt of Product Approval for such Future Product (if Par is the manufacturer); and (C) the expiry of the period contemplated in (c)(i) below within which Par may delay the launch of such Future Product; provided that:

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(i)
Par may delay the launch of such Future Product if and only for so long as (X) the sale or distribution of such Future Product in the Territory may give rise to patent infringement claim, (Y) there are regulatory issues relating to such Future Product which are likely to result in the suspension or cancellation of the Product Approval of such Future Product or a recall of Future Product released in the Territory or (Z) where Genpharm has indicated to Par that all strengths of the Future Product as contemplated in the Agreement would be launched on the same date and Genpharm has not obtained a Product Approval for all applicable strengths of such Future Product.

(ii)	Par may terminate the applicable Agreement with respect to a Future Product if:

(A) without the consent of Par or unless required by the FDA, Genpharm removes or attempts to remove prior to launch any packaging configuration for any strength of such Future Product as provided by Genpharm to Par pursuant to Paragraph (b)(i) above, provided that Par may only exercise its right of termination pursuant hereto within 30 days of being notified in writing of a removal of a packaging configuration, failing which Par shall be deemed to have consented to such change;

(B) Genpharm fails to obtain its final Product Approval for any of the strengths of such Future Product on the estimated date therefor, other than by reason of (i) the granting of a period of generic exclusivity to the manufacturer or supplier of a Competing Product by the FDA or a court (but only for the period of such exclusivity); or (ii) acts, failures to act, omissions or delays on the part of Par in connection with its development or regulatory activities with respect to such Future Product; provided that Par may only exercise its right of termination pursuant hereto within 30 days of such estimated date so missed; or

(C) a potentially enforceable patent infringement claim relating to the Future Product is outstanding at the time the final Product Approval for such Future Product has been obtained which requires Par to launch at risk; provided that Par may only terminate this Agreement with respect to such Future Product within 6 months of the receipt of such Product Approval and while such claim remains unsettled.

(d)
If Genpharm so terminates, Par must pay for (i) the Launch Quantities and (ii) the landed cost of all raw materials acquired for the purpose of manufacturing the Launch Quantities (in each case, to the extent the Launch Quantities or raw materials are not otherwise utilized) (collectively, the "Launch Termination Costs''). If Par so terminates Par shall pay to Genpharm *** of the Launch Termination Costs.

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(e)
Par will pay for *** of the Transfer Price of Future Products that become short dated, are unsaleable or are otherwise wasted because of (i) delays in receiving Product Approval (unless due to the gross negligence or willful misconduct of Genpharm), (ii) changes to the Specifications mutually agreed upon by the parties in order to obtain or expedite Product Approval or (iii) a good faith decision by Genpharm or by Par (as contemplated above) not to launch such Future Product in the circumstances contemplated in (c)(i)(X), (Y) or (Z)above.

(f)
If, with respect to a Future Product which is being distributed by both Par and Genpharm (or its Affiliate) in the Territory, there is a shortage of supply of such Future Product or of the active pharmaceutical ingredients or other components necessary to manufacture such Future Product for the Territory to satisfy Genpharm's obligations to Par and Genpharm's or its Affiliate's own requirements of such Future Product, then, subject to Paragraph 3(b)(vi) above, Genpharm will allocate its available supply of such Future Product for the Territory to satisfy its obligations to Par prior to meeting its own or its Affiliate's requirements for such Future Product for the Territory.

4.	Kali Competing Products

(a)
Par represents and warrants that the only Products that are or were under development by Kali Laboratories Inc. ("Kali") at the time Par acquired control of Kali or thereafter and which are Competing Products under the Agreement are set forth below:

***

(b)
Par further represents and warrants that with respect to those products (vii) through (xiv) above, as of the date of this Settlement Agreement, Kali has terminated the development of such products prior to completion thereof and that neither Kali, Par nor any of their respective Affiliates are directly or indirectly developing, manufacturing, promoting, marketing or selling such products in the Territory. Par covenants and agrees that Kali will not hereafter develop, nor will any Affiliate of Par hereafter develop utilizing the Kali product information, any such Terminated Product for a period of 2 years;

(c)	Par hereby further represents and warrants that:

(i)
Par and its Affiliate have earned profits to the date hereof (determined in accordance with US generally accepted accounting principles but excluding costs and expenses incurred in relation to the development or regulatory approval of such product) from the manufacture and\or commercialization of *** of not more than *** in the aggregate for or in the Territory; and

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(ii)
Par and its Affiliates have divested themselves of Kali's *** product and no longer have any interest therein (financial or otherwise) and will terminate all outstanding agreements relating to Kali's *** product by December 31, 2006, failing which Par will pay to Genpharm *** of the Gross Profits or other revenue realized by Par from and after the date hereof from the manufacture or commercialization of *** (but Genpharm shall not be required to share any losses incurred by Par or its Affiliates from such commercialization, Par to be entitled to carry forward such losses in the same manner as contemplated in Paragraph 5(d) below) and will, at Genpharm's request, enter into an agreement with Genpharm to give effect thereto, which agreement shall provide Genpharm with rights of audit and other rights similar to the parties' arrangements with respect to ***.

Based and relying upon such representations and warranties Genpharm hereby waives any claim to share in any profit or revenue arising out of the manufacture or Par's (Kali’s) *** to the date hereof.

5.	Accounting and Insufficient Gross Profits

(a)
The parties agree that the Gross Profits and Net Sales of Future Products will be determined on an accrual basis in accordance with generally accepted accounting principles, and not on a cash basis as now provided in the Agreement; provided that in calculating Gross Profits and Net Sales Par is stil1 restricted to those deductions currently permitted under Net Sales and Gross Profits (except that it may claim reasonable reserves for reasonably anticipated deductions based on generally accepted accounting principles applied in a manner consistent with Par's reporting of its financial results and taking into account Par's prior experience with respect to its customers and the Products in question). Par will continue to report Gross Profits and Net Sales of Continuing Products on a cash basis (except where Genpharm has already expressly permitted Par to accrue deductions in respect of certain of the Continuing Products).

(b)
With respect to those Continuing Products to be reported on a cash basis, Par will provide to Genpharm, at the same time as it is required to provide its quarterly report under the applicable Agreement a report indicating the difference between the Net Sales and Gross Profits reported and the Net Sales and Gross Profit that would have been reported had the same been calculated on an accrual basis to enable Genpharm to keep track of potential deductions and charges to Net Sales and Gross Profits in future periods (the difference between Gross Profits actually reported to Genpharm and the Gross Profits determined on an accrual basis as contemplated herein is hereafter referred to as the "Unrecorded Accruals"). With respect to the Future Products and those Continuing Products being reported on an accrual basis, Par shall provide to Genpharm a reconciliation of reserves and accruals on a quarterly basis (within 45 days of the close of each calendar quarter) with respect to each Continuing Product and Future Product whose Gross Sales in the prior calendar year was at least *** or if Genpharm otherwise requests and otherwise on an annual basis (within 45 days of the expiry of each calendar year).

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(c)
Either party may terminate the applicable Agreement with respect to a Continuing Product or a Future Product if the Gross Profit arising out of Net Sales of such Product is *** of the aggregate Transfer Price of such Product included in such calculation of Gross Profits for 2 consecutive calendar quarters. For purposes of this Paragraph (c), where, in respect of a Continuing Product which is reported on a cash basis, the reported Gross Profits for a calendar quarter exceeds the threshold herein contemplated but would fail to do so if the Unrecorded Accruals applicable to such Product for the calendar quarter in question was deducted from the reported Gross Profits, such Product shall be deemed to have Gross Profits for such calendar quarter which is less than the threshold amount contemplated herein.

(d)
From and after April 1, 2006, Par may not offset any negative Gross Profit from any of the Continuing Products or Future Products against the positive Gross Profits of any other Product or Products Par may, however, offset the negative Gross Profits of a particular Product against positive Gross Profits from such Product, but only for the two consecutive calendar quarters immediately following the calendar quarter in which such negative Gross Profit was incurred and, provided further, the losses which may be carried forward from a prior calendar quarter and applied to a subsequent calendar quarter cannot exceed the Gross Profits of such Product in such subsequent calendar quarter otherwise determined (ie. can not be carried forward to create a loss in the subsequent calendar quarter).

(e)
If the Agreement is terminated in respect of a Product (other than as a result of a breach by Par), the losses incurred in the calendar quarter in which the Agreement terminates and the losses in the immediately prior 2 calendar quarters which are still eligible to be carried forward will be shared by Genpharm and Par in accordance with the respective sharing percentages with respect to the Product in question under the applicable Agreement. In addition, the parties will share, in proportion to the applicable sharing percentages, the loss on their respective inventory of saleable Product and related raw materials that cannot otherwise be used which would arise as if such inventory and raw materials were destroyed and, within 30 days of such termination, the parties will determine, each acting reasonably and in good faith, how to deal with the then aggregate existing inventory of finished products, work in progress and raw materials to mitigate and minimize such losses and to share any revenue earned in mitigating such losses. As well, Product returns, subject to the limitations contemplated below, will similarly be shared by the parties.

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6.	Payments

(a)	Par will pay to Genpharm the following amounts on or before August 31, 2006:

(i) ***;

(ii)  ***;

(iii) ***

***

7.	Additional Amendments to the Agreements

(a)	Par may deduct prompt payment discounts (also referred to as cash or term discounts), ***of sales.

(b)	Section 10.8 of the Par 40 Agreement will be deleted.

(c)
Par will promptly transfer to Genpharm its ANDA for *** included in such ANDA by way of amendment) and shall execute and deliver all directions and authorizations to the FDA to implement same. Genpharm and Par shall co-operate to ensure that Par remains a site of manufacture for the *** Product under such transferred ANDA. Par acknowledges and agrees that notwithstanding the prior registration of the *** ANDA in Par's name the *** Product Information (including the Product Information relating to the ***) is proprietary and Confidential Information of Genpharm. Genpharm hereby grants to Par a license (exclusive for the Territory only to August 1, 2011 and non-exclusive for the Territory thereafter) to use such *** Confidential Information manufacture and commercialize the *** Product in the Territory, it being understood and agreed that the *** is not a Product under the Par 40 Agreement and that the licence of Genpharm to Par contemplated herein with respect to the *** is a royalty free licence in perpetuity. Par shall indemnify and hold harmless Genpharm, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, demands, actions, proceedings, regulatory enforcement, damages, costs, losses, penalties, fines and expenses (including legal fees and disbursements and other defence costs) relating to, arising out of or in any way connected with the direct or indirect manufacture, promote, marketing, sale, distribution or use of the *** by, on behalf of or through Par including, without limitation, any claim made against Genpharm with respect to such product by reason of its being the holder of the ANDA for such strength so that as between Par and Genpharm, Par shall be deemed to have the responsibility and liability of the ANDA holder (including any issues relating to product safety and design). The parties will co-operate with each other in good faith in relation to other regulatory filings and reporting with respect to the ***. The indemnities contained herein shall survive the expiration or other termination of the Par 40 Agreement.

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(d)	Upon termination of the Par 40 Agreement with respect to *** Agreement (each a "Par Manufactured Product")

(i)
Par shall deliver to Genpharm a complete copy of its Product Dossier including a copy of the ANDA and validation reports applicable thereto to enable Genpharm to tech-transfer the manufacture of such product to its own facilities or to those of a third party selected by it. Par shall reasonably cooperate with Genpharm and shall, at the request of Genpharm, provide reasonable advice and assistance in connection with regulatory filings allowing Genpharm to manufacture such Par Manufactured Product.

(ii)
if terminated by Genpharm (other than by reason of a breach of the applicable Agreement by Par) and Par is not otherwise in breach of such Agreement Genpharm will grant to Par a licence to use its Product Information to manufacture such Par Manufactured Product for sale in the Territory only (but not elsewhere) subject to Par paying to Genpharm a Royalty (the "Royalty") equal to *** of the Cost of Goods ("COG", being the fully burdened manufacturing cost [determined in the same manner as Manufacturing Cost] if manufactured by Par or its Affiliate or the landed cost to Par if acquired from a third party manufacturer) of such Par Manufactured Product sold in the Territory. Par will maintain appropriate, complete and accurate records of its and its Affiliate's sales of the Par Manufactured Products in the Territory and of the applicable COG'S thereof. Par shall report its sales and COG'S and shall pay the applicable Royalty quarterly (within 30 days of the end of each calendar quarter). Genpharm to have the right to audit Par's and its Affiliate's books and records to confirm accuracy of reporting and payment of such Royalty. The obligations of Par to report and pay and the rights of Genpharm to audit herein contemplated shall survive the expiration or termination of the applicable Agreement. Par will not sub-license the Product Information relating to a Par Manufactured Product to any Person or grant to any Person the right to manufacturer, sell or distribute the Par Manufactured Product without the prior written consent of Genpharm (to be granted or withheld in Genpharm's absolute discretion), provided that with Genpharm's consent, not to be unreasonably withheld. Par may sub-contract the manufacture of the Par Manufactured Product to a third party if such third party enters into a confidentiality agreement with Genpharm (satisfactory to Genpharm) restricting its use of Genpharm's Product Information to the manufacturer of the Par Manufactured Product exclusively for Par (and for Genpharm where Par is under an obligation to supply such Product to Genpharm).

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In the circumstance contemplated in Paragraph (d)(ii) above, the parties shall do all things reasonably necessary to enable each of Genpharm and Par to independently sell, market and distribute the Par Manufactured Product (hereafter sometimes referred to as "Parallel Product'') in the Territory under Genpharm's ANDA (which in the case of *** is currently registered in Par's name). Par will promptly following termination deliver to Genpharm a complete copy of its Product Dossier including a copy of the ANDA and validation reports applicable thereto to enable Genpharm to tech-transfer the manufacture of such product to its own facilities or to those of a third party so that there are at least 2 sites of manufacture for such product under the ANDA (the Genpharm site and Par's site of manufacture). Until the tech transfer is completed and Genpharm is able to produce commercial quantities of such Parallel Product, Par will, upon request of Genpharm, manufacture and supply such product to Genpharm for sale and distribution in the Territory. Par will supply the product in question to Genpharm at *** of the Manufacturing Cost hereof to Par and the provision of the Par 40 Agreement (as amended hereby) relating to forecasting, purchase orders, supply problems, delivery. inspection, rejection and returns and indemnification shall apply to the supply of such product by Par to Genpharm, mutatis mutandis, unless the parties otherwise agree.

Each party will be solely financially responsible for the sale and use of the Parallel Product which it releases in the Territory, and each party shall indemnify the other arising out of the manufacture (if such party is the manufacturer), sale or distribution by it of its Parallel Product or the use thereof in the Territory (unless the claim relates to or arises out of the manufacture of such Product by the other parties). Genpharm will not make any change to the Specifications for the Par Manufactured Product or otherwise amend or supplement the ANDA which would adversely affect the ability of Par to sell, release, or distribute such product in the Territory during the term of such licence. Genpharm will co-operate with Par in amending or supplementing the ANDA as regards the Parallel Product manufactured at Par's site upon written request of Par (Par to be responsible for any applicable FDA fees and charges relating thereto). The parties will co-operate with each other in good faith in relation to other regulatory filings and reporting with respect to the Parallel Products.

(e)
Non-compete provisions applicable to a party in each Agreement will only apply where such Agreement has been terminated or terminated in respect of a Product for a breach by such party or, in the case of Par, where Genpharm has terminated the Agreement with respect to a Future Product as a result of Par's breach of its obligations to launch (provided that a party cannot rely on another termination provision to avoid the non-compete if it is in breach of its obligations under the Agreement at that time). Notwithstanding the foregoing, if Par terminates an Agreement (or terminates such Agreement with respect to a Product or Products only) as a result of a breach by Genpharm to supply such Product or Products the Non-Compete provisions otherwise applicable will not apply to Genpharm unless such breach was a bad-faith, willful and intentional breach.

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(f)
Notwithstanding any provision of the Agreements, Par, in calculating Net Sales, shall not be entitled to deduct any amount in respect of a direct or indirect return of a Product from its customers where Par is or will be selling a Competing Product to such customer to replace the returned Product [i.e. if Par is selling a Competing Product it cannot accept a return of a Genpharm Product and replace same with the Competing Product.]

(g)	Neither party may audit the other in respect of the period prior to April 1, 2006 (except to the extent necessary to audit a period subsequent to March 31, 2006).

(h)	The auditing provisions of each Agreement will be amended to clarify that:

(i)	"independent" means external accountants;

(ii)	the determination of the accountant may still be disputed by the audited party and be subject to arbitration;

(iii)
the audited party to provide full co-operation with accountant with a view to expediting the audit including, in the case where Par is being audited, access to customer contracts and commitments to verify compliance with Section 7.3 of the Par 40 Agreement (or equivalent provision in the Par 11 Agreement).

(i)
The parties will engage as soon as reasonably practicable (having regard to vacation schedules of the parties who will be participating therein) in good faith discussions with a view to amending the Agreements to address, in a manner mutually satisfactory to both parties, issues relating to among other things forecasting, supply and delivery provisions and shall use reasonable commercial efforts to conclude such discussions and negotiations and enter into an agreement implementing any changes mutually agreed to by the parties on or before October 30, 2006.

8.	Mutual Releases

(a)	Par Release to Genpharm

In consideration of the terms of this Settlement Agreement, and other good and valuable consideration furnished, the receipt and sufficiency of which is hereby acknowledged, Par, on its behalf and on behalf of its present or former parents, subsidiaries, members, Affiliates, directors, officers, employees, contractors, stockholders, successors and assigns, attorneys, insurers and agents, and any person acting by, through or under any of them, hereby releases and forever discharges Genpharm. and its present or former parents, subsidiaries, members, Affiliates, directors, officers, employees, stockholders, successors and assigns, attorneys, insurers and agents, or any person acting by, through or under any of them, and including in their respective individual capacities, for any and all claims, demands, obligations, actions, causes of action, rights, damages, costs, losses of service, expenses and compensation of any nature whatsoever, and without exception, whether based on statute, tort, contract. equity or law, or other theory of recovery, by reason of any and all known acts, omissions, events or facts occurring prior to the date hereof, except that this release does not apply to claims based on:

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(i)	the Transfer Price and Gross Profit Payment owing;

(ii)	Product Development Costs and legal expenses payable under the Agreements; and

(iii)	the parties' obligations pursuant to this Settlement Agreement.

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(b)	Genpharm Release to Par

In consideration of the terms of this Settlement Agreement, and other good and valuable consideration furnished, the receipt and sufficiency of which is hereby acknowledged, Genpharm, on its behalf and on behalf of its present or former parents, subsidiaries, members, Affiliates, directors, officers, employees, contractors, stockholders, successors and assigns, attorneys, insurers and agents, and any person acting by, through or under any of them, hereby releases and forever discharges Par, and its present or former parents, subsidiaries, members, Affiliates, directors, officers, employees, stockholders, successors and assigns, attorneys, insurers and agents, or any person acting by, through or under any of them, and including in their respective individual capacities, for any and all claims, demands, obligations, actions, causes of action! rights, damages, costs, losses of service, expenses and compensation of any nature whatsoever, and without exception, whether based on statute, tort, contract, equity or law, or other theory of recovery, by reason of any and all known acts, omissions, events or facts occurring prior to the date hereof, except that this release does not apply to claims based on:

(i)	the Transfer Price and Gross Profit Payment owing:

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(ii)	Product Development Costs and legal expenses payable under the Agreements; and

(iii)	the parties’ obligations pursuant to this Settlement Agreement.

9.	Dismissal of Arbitration

Upon execution of this Settlement Agreement, the Parties shall dismiss with prejudice all of their respective claims in the Arbitration which either were or could have been brought or assessed, and concurrent with their dismissal of such claims, shall notify the AAA and the Arbitrator of this Agreement.

10.	Binding Nature

The terms of this Settlement Agreement are binding and the parties will attempt in good faith to further amend the Agreements to incorporate the provisions hereof and any additional amendments the parties deem necessary.

11.	Choice of Law

This Settlement Agreement shall be interpreted in accordance with and governed by the laws of the State of New York, applicable to contracts executed and performed entirely within New York, without reference to any choice of law principles in New York.

12.	Arbitration

Any controversy or claim arising out of, or relating to, this Settlement Agreement or the breach thereof shall be referred for decision forthwith to a senior executive of each party not involved in the dispute. If no agreement is reached within 30 days of the request by one party to the other to refer the same to such senior executive, then such controversy or claim shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to be held in New York, New York on an expedited basis. Judgment upon the award rendered by the Arbitrator(s) shall be entered in the United States District Court for the Southern District of New York.

13.	Execution by Counterpart

This Settlement Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which when taken together shall be deemed to be one and the same instrument. A copy of this Settlement Agreement delivered by facsimile or other electronic means, or a photocopy of this Settlement Agreement, executed by a party in counterparts or otherwise, shall a constitute a properly executed, delivered and binding document or counterpart of the executing party.

[the next page is the signing page]

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DATED this 14th day of August, 2006.

GENPHARM lNC.

Per:	/s/ Su Cooke
Name: Su Cooke
Title: Chief Financial Officer

Per:	/s/ C. B. Gray
Name: C. B. Gray
Title: VP, Legal and General Counsel

PAR PHARMACEUTICAL COMPANIES, INC.

Per:	/s/ Scott Tarriff
Name: Scott Tarriff
Title: President &CEO

Per:	/s/ Michael Graves
Name: Michael Graves
Title: President, Generic Product Division

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SCHEDULE “A”
TERMINATING PRODUCTS

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SCHEDULE “B”
FUTURE PRODUCTS

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SCHEDULE “C”
CONTINUING PRODUCTS

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SCHEDULE “D”
LOSSES & TRUE-UPS

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